UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 13, 2013

PROGAMING PLATFORMS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 333-168527

Delaware	98-0663823
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor, New York, NY	10005
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant

Effective February 3, 2013, Progaming Platforms Corp. (“Progaming” or the “Company”) gave notice to its auditor Yarel & Partners, CPAs ("Yarel") that the Company decided not to reengage Yarel.

The change in accountants was not a result of any dissatisfaction with the quality of professional services rendered by Yarel. The decision to change registered public accounting firms and the appointment of a new registered public accounting firm was made by the Company’s Board of Directors.

Yarel issued its auditor’s report on the Company's financial statements for the year ended December 31, 2011, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty, Yarel’s audit report on the Company’s financial statements for the year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2011 and any subsequent interim period through February 3, 2013, the date of determination not to reengage Yarel, there were no disagreements with Yarel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Yarel’s satisfaction, would have caused Yarel to make reference to the subject matter of the disagreements in connection with their report on the Company’s financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided Yarel with a copy of the disclosure in the preceding two paragraphs and requested in writing that Yarel furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Yarel provided a letter, dated February 13, 2013 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm as Principal Accountant

Effective February 3, 2013, the Company engaged M&K CPAS, PLLC (“MK") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Prior to that date, neither the Company nor anyone on its behalf consulted with MK regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by MK, nor did MK provide either a written report or oral advice that MK concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PROGAMING PLATFORMS CORP.

By:	/s/ Erez Zino
Name:	Erez Zino
Title:	Chief Executive Officer

Date: February 13,  2013